ANNUAL MEETING OF STOCKHOLDERS APRIL 25, 2019 RENAISSANCE WOODBRIDGE HOTEL 1

FORWARD-LOOKING STATEMENT Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate,“ “project,” “intend,” "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not have any obligation to update any forward- looking statements to reflect any subsequent events or circumstances after the date of this statement. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018. 2

RECORD PROFITABILITY Dollars in Millions, except per share data 2018 2017 Interest Income $360 $324 Net Interest Income $301 $278 Non-Interest Income $59 $56 Revenue +8% $359 $334 Overhead Ratio* 1.97% 1.97% Efficiency Ratio* 53.36% 56.25% +26% Net Income $118 $94 Diluted EPS $1.82 $1.45 *Non-GAAP financial measure. Please refer to the reconciliation of GAAP to Non-GAAP financial measures at the end of this presentation. 3

RECORD PROFITABILITY Dollars in Millions 2018 2017 Return on Average Assets 1.22% 0.99% Return on Average Common Equity 8.93% 7.28% Return on Avg. Tangible Common Equity* 13.07% 10.82% Pre-tax Pre-provision Earnings* +15% $168 $146 *Non-GAAP financial measure. Please refer to the reconciliation of GAAP to Non-GAAP financial measures at the end of this presentation. 4

ASSET QUALITY Dollars in Millions 2018 2017 Non-performing Loans $26 $35 Non-performing Loans / Loans 35 bps 48 bps Loan Delinquencies / Loans 71 bps 72 bps Allowance for Loan Losses / Loans 77 bps 82 bps Allowance for Loan Losses / 216% 172% Non-performing Loans 5

NET INTEREST SPREAD & MARGIN MANAGEMENT (%) Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Earning 4.19 3.97 4.07 +41 bps Asset Yield 3.78 3.89 Interest-bearing 0.97 Liability Cost 0.68 0.76 0.82 0.90 +29 bps Total Deposit 0.46 0.55 +23 bps Cost 0.32 0.37 0.41 Net Interest 3.22 3.15 3.17 +12 bps Spread 3.10 3.13 3.44 +19 bps Net Interest 3.33 3.38 Margin 3.25 3.30 6

BEACON TRUST Dollars in Millions 2018 2017 Average Assets Under Management $2,317 $2,263 Revenue $18.4 $18.0 Net Income $4.5 $3.3 7

VALUE CREATION Tangible Book Value per Share* 12/31/18: $14.18 Dividends Paid: 0.82 $15.00 Tangible Book Value per Share* 12/31/17: 13.20 Increase: $1.80 13.6% *Non-GAAP financial measure. Please refer to the reconciliation of GAAP to Non-GAAP financial measures at the end of this presentation. 8

HOW WE MEASURE SUCCESS 2013 2014 2015 2016 2017 2018 $1.82 8% Diluted Earnings CAGR $1.45 per Share $1.33 $1.38 $1.23 $1.22 $14.18 5% Tangible Book $13.20 $12.54 Value per $11.75 CAGR Share $10.92 $11.40 Regular $0.21 $0.19 $0.20 +40% Quarterly Cash $0.17 Dividend per $0.15 $0.15 Share (1) 3.4% 3.4% 3.5% 5-year 3.1% 2.7% 3.0% Dividend Yield TSR $28.30 48.25% $26.97 $24.13 Closing Price $19.32 $18.06 $20.15 (1) Does not include special cash dividend of $0.15 in 2017. Increased quarterly cash dividend of $0.23 and special cash dividend of $0.20 were paid in the first quarter of 2019. 9

ENHANCING THE CUSTOMER EXPERIENCE ONLINE / MOBILE BANKING REPLACEMENT Improved customer experience through more intuitive, seamless and responsive system Expanded functionality and usability Spanish version supported Sophisticated fraud detection and prevention tools 10

ENHANCING THE CUSTOMER EXPERIENCE ONLINE ACCOUNT OPENING SYSTEM REPLACEMENT Better designed for smartphone and tablet users Improved time to open account and enhanced pull-through rates Optionality to expand Provident’s footprint 11

ENHANCING THE CUSTOMER EXPERIENCE ONLINE SMALL BUSINESS LOAN PRODUCT Offered through Fundation® Launched in late February 2019 with great demand and early success Source of fee income initially as Fundation® assumes all credit risk Future opportunity for balance sheet loan production 12

ENHANCING THE CUSTOMER EXPERIENCE INVESTING IN DATA ANALYTICS Mining sources of data to improve overall view of the customer Development and measurement of key performance indicators to better manage our business Artificial intelligence and predictive customer behavior on the roadmap 13

ENHANCING THE EMPLOYEE EXPERIENCE “HIGH-TECH STILL REQUIRES HIGH-TOUCH” Minimum hourly wage increased to $15 in July 2018 Launched “Student Loan Pay-down” Program in July 2018 Expanded tuition reimbursement program to include relevant Master’s Degree programs Support of community and charity service activities by our team members 14

PROGRESS ON OUR STRATEGIC PILLARS Leveraging customer relationships across all our lines of business Proactively identifying customer needs to retain and grow profitable relationships Developing a data analytics capability to enable quicker and more fact-based business decisions Exploring the opportunities an “Integrated Banking Model” affords us by deploying FinTech solutions Obtaining tomorrow’s talent today to address competency gaps and succession planning Optimizing net interest income within acceptable risk parameters 15

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. Year Ended December 31, Year Ended December 31, 2018 2017 2018 2017 (1) Overhead Ratio (4) Pre-tax Pre-provision Earnings Total non-interest expense $ 191,735 $ 187,822 Net income $ 118,387 $ 93,949 Average assets 9,736,449 9,534,785 Provision for loan losses 23,700 5,600 Income tax expense 25,530 46,528 Non-interest expense /average assets 1.97% 1.97% Pre-tax Pre-provision Earnings $ 167,617 $ 146,077 (2) Efficiency Ratio (5) Tangible Book Value per Share Net interest income $ 300,676 $ 278,202 Total Stockholders' equity $ 1,358,980 $ 1,298,661 Non-interest income 58,676 55,697 Less: total intangible assets 418,178 420,290 Total income $ 359,352 $ 333,899 Total tangible stockholders' equity $ 940,802 $ 878,371 Non-interest expense $ 191,735 $ 187,822 Share outstanding $ 66,325,458 $ 66,535,017 Efficiency Ratio (non-interest expense/total income) 53.36% 56.25% Tangible book value per share (total tangible stockholders' equity/shares outstanding) $ 14.18 $ 13.20 (3) Return on Average Tangible Common Equity Total average stockholders' equity $ 1,325,211 $ 1,289,973 Less: total average intangible assets 419,271 421,628 Total average tangible stockholders' equity $ 905,940 $ 868,345 Net Income $ 118,387 $ 93,949 Return on average tangible equity (net income/total average tangible stockholders' equity) 13.07% 10.82% 16

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ANNUAL MEETING OF STOCKHOLDERS APRIL 25, 2019 RENAISSANCE WOODBRIDGE HOTEL 18